                                                                Exhibit 10.20(A)


---------------------------------------------------------------------------------------------------------------------------
TRAINING DEVICES, INC.                       AIMS COMMUNITY COLLEGE FOUNDATION
7367 S. REVERE PARKWAY BLDG 2C               P.O. BOX 69                                   Loan Number:
ENGLEWOOD, CO 80112-3931                     GREELEY, CO 80631-0069                                     -----------------
                                                                                           Date SEPTEMBER 14, 1999
                                                                                                -------------------------
                                                                                           Maturity Date DEC. 1, 2000
                                                                                                         ----------------
                                                                                           Loan Amount $ 2,020,000.00
                                                                                                         ----------------
                                                                                           Renewal Of
                                                                                                      -------------------

    BORROWER'S NAME AND ADDRESS                     LENDER'S NAME AND ADDRESS
"I" includes each borrower above, joint      "You" means the lender, its successors
and severally.                               and assigns.
---------------------------------------------------------------------------------------------------------------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of TWO MILLION TWENTY THOUSAND AND NO/100* * *
                                  -------------------------------------------
* * * * * Dollars $ 2,020,000.00
---------           ------------

/ / Single Advance: I will receive all of this principal sum on
                                                             ----------------.
No additional advances are contemplated under this note.

/X/ Multiple Advance: The principal sum shown above is the maximum amount of
principal I can borrow under this note. On SEP. 14, 1999             I will
                                           ------------------------
receive the amount of $                          and future principal advances
                       -------------------------
are contemplated.

    Conditions: The conditions for future advances are AS PER DRAW REQUEST
                                                       -----------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

    / / Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on
                                           -------------------------.
    /X/ Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from SEP. 14, 1999 at the rate of 8.250% per year until FIRST CHANGE DATE.
-------------                -----                 --------------------------

/X/ Variable Rate: This rate may then change as stated below.

    /X/ Index Rate: The future rate will be EQUAL TO the following index
                                            --------
rate: THE NATIONAL PRIME RATE AS PUBLISHED IN THE "WALL STREET JOURNAL"
      ------------------------------------------------------------------------

      ------------------------------------------------------------------------
    / / No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
    /X/ Frequency and Timing: The rate on this note may change as often as
        DAILY.
        ------
          A change in the interest rate will take effect ON THE SAME DAY.
                                                         ---------------------

    /X/ Limitations: During the term of this loan, the applicable annual
        interest rate will not be more than 21.000% or less than          %.
                                            ------                --------
        The rate may not change more than              % of each
                                          ------------           -------------.
    Effect of Variable Rate: A change in the interest rate will have the following payments:
    /X/ The amount of each scheduled payment will change. /X/ The amount of the final payment will change.
    / /
       -----------------------------------------------------------------------
ACCRUAL METHOD: Interest will be calculated on a     ACTUAL/360      basis.
                                                -------------------
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
    / / on the same fixed or variable rate basis in effect before maturity
        (as indicated above).
    /X/ at a rate equal to 4% OVER THE CONTRACT NOTE RATE
                           ---------------------------------------------------.
/ / LATE CHARGE: If a payment is made more than       days after it is due, I
                                                -----
agree to pay a late charge of
                              ------------------------------------------------

    --------------------------------------------------------------------------.
/X/ ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which are /X/ are /X/ are not included in the principal amount above: $20,000 LOAN FEE; FEES NOT FINANCED $30 FILING FEE $65 CORP SEARCH.
           -------------------------------------------------------------------
PAYMENTS: I agree to pay this note as follows:
/X/ Interest: I agree to pay accrued interest ON THE 1ST DAY OF EACH THIRD
                                              --------------------------------
    MONTH BEGINNING DECEMBER 1, 1999
    --------------------------------------------------------------------------
/X/ Principal: I agree to pay the principal DECEMBER 1, 2000
                                            ----------------------------------

    --------------------------------------------------------------------------
/ / Installments: I agree to pay this note in         payments. The first
                                              -------
    payment will be in the amount of $                   and will be due
                                      ------------------
    ------------------------- A payment of $           will be due
                                            ----------             -----------
    thereafter. The final payment of the entire unpaid balance of principal and interest will be due
                         ------------------------------------------------------.
ADDITIONAL TERMS:

THIS NOTE IS SECURED BY SECURITY AGREEMENT DATED SEPTEMBER 14, 1999 COVERING ALL ACCOUNTS, CONTRACT RIGHTS, GENERAL INTANGIBLES, INVENTORY, EQUIPMENT, PRODUCTS AND PROCEEDS OF COLLATERAL NOW OWNED OR HEREAFTER ACQUIRED.


-------------------------------------------------------------------
/ / SECURITY: This note is separately secured by (describe separate     PURPOSE: The purpose of this loan is BUSINESS: CONSTRUCT
document by type and date):                                                                                  -------------------
                                                                        FLIGHT SIMULATOR
                                                                        --------------------------------------------------------
                                                                        SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE INCLUDING
(This section is for your internal use. Failure to list a separate      THOSE ON PAGE 2). I have received a copy on today's date.
security document does not mean the agreement will not secure this note.)
-------------------------------------------------------------------

Signature for Lender                                                    TRAINING DEVICES, INC.
                                                                        --------------------------------------------------------


X                                                                       BY:
-------------------------------------------------------------------     --------------------------------------------------------
RON ELLINGTON, CEO                                                      RON ELLINGTON, CEO


X                                                                       BY:
-------------------------------------------------------------------     --------------------------------------------------------
BRUCE BETSCHART, PRESIDENT                                              BRUCE BETSCHART, PRESIDENT


UNIVERSAL NOTE                                                          --------------------------------------------------------
-Copyright- 1984,1991 Banters Systems, Inc., St. Cloud, MN                                                      (page 1 of 2)
(1-800-397-2341) Form UN 1/17/96

DEFINITIONS: As used on page 1, "/X/" means the terms that apply to this loan. "I", "me" or "my" means each BORROWER who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the state in which you are located will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity), if any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The index rate will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed and credit repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums) than you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

     "Right to receive money from you" means:
     (1)  any deposit account balance I have with you;
     (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
     (3)  any repurchase agreement or other non-deposit obligation.
     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.
     If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right to set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any individual Retirement Account or other tax-deferred retirement accounts.
     You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENCE SECURITY: If this note is accrued by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debtor agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due; (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided; (7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season if I am a producer of crops; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940. Subpart G, Exhibit M.

REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:
     (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).
     (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-Off" paragraph herein.
     (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
     (4) You may refuse to make advances to me or allow purchases on credit by me
     (5) You may use any remedy you have under state or federal law.
By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin or any other similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give up my rights to request you to do certain things. I will not require you to:
     (1) demand payment of amounts due (presentment):
     (2) obtain official certification of nonpayment (protest); or
     (3) give notice that amounts due have not been paid (notice of dishonor) I waive my defenses I have based on suretyship or impairment of collateral.
OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form as a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party, if you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full). I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION: I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement of information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

------------------------------------------------------------------------------------------------------
    DATE OF      PRINCIPAL    BORROWER'S    PRINCIPAL   PRINCIPAL   INTEREST   INTEREST   INTEREST
  TRANSACTION     ADVANCE      INITIAL      PAYMENTS     BALANCE      RATE     PAYMENTS     PAID
                           (Not Required)                                                 THROUGH
------------------------------------------------------------------------------------------------------
    /  /         $                         $            $                %     $            /  /
------------------------------------------------------------------------------------------------------
    /  /         $                         $            $                %     $            /  /
------------------------------------------------------------------------------------------------------
    /  /         $                         $            $                %     $            /  /
------------------------------------------------------------------------------------------------------
    /  /         $                         $            $                %     $            /  /
------------------------------------------------------------------------------------------------------
    /  /         $                         $            $                %     $            /  /
------------------------------------------------------------------------------------------------------

                                                                Exhibit 10.20(B)

-------------------------------------------------------------------------------
TRAINING DEVICES, INC.                     AIMS COMMUNITY COLLEGE FOUNDATION
---------------------------------------    P.O. BOX 69
7367 S. REVERE PARKWAY BLDG 2C             GREELEY, CO 80631-069
---------------------------------------
ENGLEWOOD, CO 80112-3931
---------------------------------------

---------------------------------------
TAXPAYER I.D. NUMBER:-
---------------------------------------     SECURITY PARTY'S NAME AND ADDRESS
 DEBTOR'S NAME, ADDRESS AND SSN OR TIN       ("You" means the Secured Party,
  ("I" means each Debtor who signs.)          its successors and assigns.)
-------------------------------------------------------------------------------

I am entering into this security agreement with you on SEPTEMBER 14, 1999
(date).

SECURED DEBTS. I agree that this security agreement will secure the payment and performance of the debts, liabilities or obligations described below that (Check one) / / /XX/ (name) TRAINING DEVICES, INC. owe(s) to you now or in the future:

  (Check one below):
    /X/ Specific Debt(s). The debt(s), liability or obligations evidenced by (describe): A PROMISSORY NOTE IN AMOUNT OF $2,020,000.00 DATED SEPTEMBER 14, 1999 and all extensions, renewals, refinancings, modifications and replacements of the debt, liability or obligation.

    / / All Debt(s). Except in those cases listed in the "LIMITATIONS" paragraph on page 2, each and every debt, liability and obligation of every type and description (whether such debt, liability or obligation now exists or is incurred or created in the future and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several).

Security Interest. To secure the payment and performance of the above described Secured Debts, liabilities and obligations, I give you a security interest in all of the property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the property), wherever the property is or may be located, and all proceeds and products from the property.

  /X/ Inventory: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

  /X/ Equipment: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

  / / Farm Products: All farm products including, but not limited to:
      (a) all poultry and livestock and their young, along with their products, produce and replacements.
      (b) all crops, annual, perennial, and all products of the crops; and
      (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

  /X/ Accounts,Instruments, Documents, Chattel Paper and Other Rights to
      Payment: All rights I have now and that I may have in the future to the payment of money including, but not limited to:
      (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and
      (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable.
      The above include any rights and interests (including all liens and security interest(s) which I may have by law or agreement against any account debtor or obligor of mine.

  /X/ General Intangibles: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

  / / Government Payments and Programs: All payments, accounts, general intangibles, or other benefits including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments, which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

  / / The secured property includes, but is not limited by, the following:



If this agreement covers timber to be cut, minerals (including oil and gas), futures or crops growing or to be grown, the legal description is:



-------------------------------------------------------------------------------

I am a(n) / / individual / / partnership /X/ corporation
          / / _________________________________________________________________
/ / If checked, file this agreement in the real estate records.
Record Owner (if not me): _____________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

The property will be used for / / personal /X/ business / / agricultural
          / /_________________________________________________________ reasons.

_______________________________________________________________________________
                          (Secured Party's Name)

By: ___________________________________________________________________________

Title: ________________________________________________________________________

I AGREE TO THE TERMS SET OUT ON BOTH PAGE 1 AND PAGE 2 OF THIS AGREEMENT. I have received a copy of this document on today's date.

                       TRAINING DEVICES, INC.
-------------------------------------------------------------------------------
                          (Debtor's Name)

By: ___________________________________________________________________________
    RON ELLINGTON

Title:  CEO
       ------------------------------------------------------------------------

By: ___________________________________________________________________________
    BRUCE BETSCHART

Title:  PRESIDENT
       ------------------------------------------------------------------------

-COPYRIGHT- 1986. 1990 BANKERS SYSTEMS, INC.,
ST. CLOUD, MN (1-800-397-2341)
SECURITY AGREEMENT FORM 5A 8/5/91                                 (PAGE 1 OF 2)

GENERALLY - "You" means the Secured Party identified on page 1 of this agreement. "I," "me" and "my" means each person who signs this security agreement as Debtor and who agrees to give the property described in this agreement as security for the Secured Debts. All terms and duties under this agreement are joint and individual. No modification of this security agreement is effective unless made in writing and signed by you and me. This security agreement remains in effect, even if the note is paid and I owe no other debt to you until discharged in writing. Time is of the essence in this agreement.

APPLICABLE LAW - I agree that this security agreement will be governed by the law of the state in which you are located. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which this property is located.

     To the extent permitted by law, the terms of this agreement may vary applicable law. If any provision of applicable law may not be varied by agreement, any provision of this agreement that does not comply with that law will not be effective. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement.

OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all of the property, or to the extent this is a purchase money security interest I will acquire ownership of the property with the proceeds of the loan. I will defend it against any other claim. YOUR CLAIM TO THE PROPERTY IS AHEAD OF THE CLAIMS OF ANY OTHER CREDITOR. I agree to do whatever you require to protect your security interest and to keep your claim in the property ahead of the claims of other creditors. I will not do anything to harm your position.

     I will keep books, records and accounts about the property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the property.

     I will keep the property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission. I represent that I am the original owner of the property and, if I am not, that I have provided you with a list of prior owners of the property.

     I WILL KEEP THE PROPERTY AT MY ADDRESS LISTED ON PAGE 1 OF THIS AGREEMENT, UNLESS WE AGREE I MAY KEEP IT AT ANOTHER LOCATION. If the property is to be used in another state, I will give you a list of those states. I WILL NOT TRY TO SELL THE PROPERTY UNLESS IT IS INVENTORY OR I RECEIVE YOUR WRITTEN PERMISSION TO DO SO. IF I SELL THE PROPERTY I WILL HAVE THE PAYMENT MADE PAYABLE TO THE ORDER OF YOU AND ME.

     YOU MAY DEMAND IMMEDIATE PAYMENT OF THE DEBT(S) IF THE debtor is not a natural person and without your prior written consent (1) a beneficial interest in the debtor is sold or transferred or (2) there is a change in either the identity or number of members of a partnership or (3) THERE IS A CHANGE IN OWNERSHIP OF MORE THAN 25 PERCENT OF THE VOTING STOCK OF A CORPORATION.

     I will pay all taxes and charges on the property as they become due. You have the right of reasonable access in order to inspect the property. I will immediately inform you of any loss or damage to the property.

LIMITATIONS - This agreement will not secure a debt described in the section entitled "Secured Debts" on page 1:
     1) if you fail to make any disclosure of the existence of this security interest required by law for such other debt;
     2) if this security interest is in my principal dwelling and you fail to provide (to all persons entitled) any notice of right of rescission required by law for such other debt;
     3) to the extent that this security interest is in household goods and the other debt to be secured is a "consumer" loan (as those terms are defined in applicable federal regulations governing unfair and deceptive credit practices);
     4) if this security interest is in margin stock subject to the requirements of 12 C.F.A. Section 207 or 221 and you do not obtain a statement of purpose if required under these regulations with respect to that debt; or
     5) if this security interest is unenforceable by law with respect to that debt.

PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement (a) payments on any non-purchase money loan also secured by this agreement will not be deemed to apply to the purchase money loan(s) and (b) payments on the purchase money loan will be deemed to apply first to the non-purchase money portion of the loan, if any, and then to the purchase money obligations in the order in which the items of collaterals were acquired or if acquired at the same time, in the order specified by you. No security interest will be terminated by application of this formula. "Purchase money loan" means any loan the proceeds of which, in whole or in part, are used to acquire any collateral securing the loan and all extensions, renewals, consolidations and refinancings of such loan.

AUTHORITY OF SECURED PARTY TO MAKE ADVANCES AND PERFORM FOR DEBTOR - I agree to pay you on demand any sums you advanced on my behalf including, but not limited to, expenses incurred in collecting, insuring, conserving, or protecting the property or in any inventories, audits, inspections or other examinations by you in respect to the property. If I fail to pay such sums, you may do so for me, adding the amount paid to the other amounts secured by this agreement. All such sums will be due on demand and will bear interest at the highest rate provided in any agreement, note or other instrument evidencing the Secured Debt(s) and permitted by law at the time of the advance.

     If I fail to perform any of my duties under this security agreement, or any mortgage, deed or trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. I understand that this authorization includes, but is not limited to, permission to: (1) prepare, file, and sign my name to any necessary reports or accountings; (2) notify any account debtor of your interest in this property and tell the account debtor to make the payments to you or someone else you name, rather than me; (3) place on any chattel paper a note indicating your interest in the property; (4) in my name, demand, collect, receive and give a receipt for, compromise, settle, and handle any suits or other proceedings involving the collateral; (5) take any action you feel is necessary in order to realize on the collateral, including performing any part of a contract or endorsing it in any name, and (6) make an entry on my books and records showing the existence of the security agreement. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreement.

INSURANCE - I agree to buy insurance on the property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loss payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the property. I will buy insurance from a firm licensed to do business in the state where you are located. The firm will be reasonably acceptable to you. The insurance will last until the property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee) you may purchase it yourself.

WARRANTIES AND REPRESENTATIONS - IF THIS AGREEMENT INCLUDES ACCOUNTS, I WILL NOT SETTLE ANY ACCOUNT FOR LESS THAN ITS FULL VALUE WITHOUT YOUR WRITTEN PERMISSION. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and any goods which are returned to me or which I take back in trust for you. I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items or items retaken by myself, I will do so.

     If this agreement covers inventory, I will not dispose of it except in my ordinary course of business at the fair market value for the property, or at a minimum price established between you and me.

     If this agreement covers farm products I will provide you, at your request, a written list of the buyers, commission merchants or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement with you and the Food Security Act. In this paragraph the terms farm products, buyers, commission merchants and selling agents have the meanings given to them in the Federal Food Security Act of 1985.

DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured; if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided; (7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) I change my name or assumed an additional name without first notifying you before making such a change; (9) failure to plant, cultivate and harvest crops in due season; (10) if any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES - If I am in default on this agreement, you have the following remedies:
     1) You may demand immediate payment of all I owe you under any obligation secured by this agreement.
     2) You may set off any obligation I have to you against any right I have to the payment of money from you.
     3) You may demand more security or new parties obligated to pay any debt
        I owe you as a condition of giving up any other remedy.
     4) You may make use of any remedy you have under state or federal law.
     5) If I default by failing to pay taxes or other charges, you may pay them (but you are not required to do so). If you do, I will repay to you the amount you paid plus interest at the highest contract rate.
     6) You may require me to gather the property and make it available to you in a reasonable fashion.
     7) You may repossess the property and sell it as provided by law. You may repossess the property so long as the repossession does not involve a breach of the peace or an illegal entry onto my property. You may sell the property as provided by law. You may apply what you receive from the sale of the property to: your expenses; your reasonable attorneys' fees and legal expenses (where not prohibited by law); any debt I owe you. If what you receive from the sale of the property does not satisfy the debts, you may take me to court to recover the difference (where permitted by law).
        I agree that 10 days written notice sent to my address listed on page 1 by first class mail will be reasonable notice to me under the Uniform Commercial Code.
        If any items, not otherwise subject to this agreement are contained in the property when you take possession, you may hold these items for me at my risk and you will not be liable for taking possession of them.
     8) In some cases, you may keep the property to satisfy the debt.
        You may enter upon and take possession of all or any part of my property, so long as you do not breach the peace or illegally enter onto the property, including lands, plants, buildings, machinery, and equipment as may be necessary to permit you to manufacture, produce, process, store or sell or complete the manufacture, production, processing, storing or sale of any of the property and to use and operate the property for the length of time you feel is necessary to protect your interest, all without payment or compensation to me.
     By choosing any one or more of these remedies, you do not waive your right to later use any other remedy. You do not waive a default if you choose not to use any remedy, and, by electing not to use any remedy, you do not waive your right to later consider the event a default and to immediately use any remedies if it continues or occurs again.

FILING - A carbon, photographic or other reproduction of this security agreement or the financing statement covering the property described in this agreement may be used as a financing statement where allowed by law. Where permitted by law, you may file a financing statement which does not contain my signature, covering the property secured by this agreement.

CO-MAKERS - If more than one of us has signed this agreement, we are all obligated equally under the agreement. You may sue any one of us or any of us together if this agreement is violated. You do not have to tell me if any term of the agreement has not been carried out. You may release any co-signer and I will still be obligated under this agreement. You may release any of the security and I will still be obligated under this agreement. Waiver by you of any of your rights will not affect my duties under this agreement. Extending this agreement or new obligations under this agreement will not affect my duty under the agreement.


BANKERS SYSTEMS, INC., ST. CLOUD, MN (1-800-397-2341)
SECURITY AGREEMENT FORM SA 8/5/91                                (page 2 of 2)

                                                                Exhibit 10.20(C)


-----------------------------------------------------------------------------------------------------------------------
TRAINING DEVICES, INC.                  AIMS COMMUNITY COLLEGE FOUNDATION
------------------------------          P.O. BOX 69
7367 S. REVERE PARKWAY BLDG 2C          GREELEY, CO 80631-0069                 Line of Credit No.________________
------------------------------
ENGLEWOOD, CO 80112-3931
------------------------------

------------------------------
BORROWER'S NAME AND ADDRESS              LENDER'S NAME AND ADDRESS             Date September 14, 1999
"I" includes each borrower              "You" means the lender, its                 ------------------
above, jointly and severally.           successors and assigns.                Max. Credit Amt. $2,020,000.00
                                                                                               --------------
                                                                               Loan Ref. No.
                                                                                             ----------------
-----------------------------------------------------------------------------------------------------------------------

You have extended to me a line of credit in the
AMOUNT OF  TWO MILLION TWENTY THOUSAND AND NO/100   $  2,020,000.00
           --------------------------------------   ---------------
You will make loans to me from time to time until   5:00    P m. on
                                                 ---------  ---
DECEMBER 1, 2000. Although the line of credit expires on that date, I will
-----------------
remain obligated to perform all my duties under this agreement as long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

     This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. AMOUNT:  This line of credit is:

     / / OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
         a.  I have borrowed the maximum amount available to me;
         b.  This line of credit has expired;
         c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
         d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit.
         e.  _________________________________________________________________
             _________________________________________________________________
             ________________________________________________________________.
     /X/ DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed
ONE AND NO/100     $1.00    .
--------------   -----------

Subject to the obligatory or discretionary limitations above, this line of credit is:
     / / OPEN-END (Business or Agricultural only); I may borrow up to the maximum amount of principal more than one time.
     /X/ CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on September 14, 1999, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:

AS PER DRAW REQUEST
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit.

    /X/ security agreement dated SEPTEMBER 14, 1999
                                -------------------- / / ---------------------

    / / mortgage dated
                      ------------------------------ / / ---------------------

    / / guaranty dated
                      ------------------------------ / / ---------------------

4.  REMEDIES: If I am in default on the note(s) you may:
       a.  take any action as provided in the related documents
       b.  without notice to me, terminate this line of credit.
           By selecting any of these remedies you do not give up on your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a delay if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
    a. maintain books and records of my operations relating to the need for this line of credit;
    b.  permit you or any of your representatives to inspect and/or copy these records;
    c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
    d.  permit you to make any advance payable to the seller (or seller and
        me) of any items being purchased with that advance;
    e.  ______________________________________________________________________
        ______________________________________________________________________
        ______________________________________________________________________

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.


                                         SIGNATURES: I AGREE TO THE TERMS OF
                                                     THIS LINE OF CREDIT. I
                                                     HAVE RECEIVED A COPY ON
                                                     TODAY'S DATE.

FOR THE LENDER

  PAULANN DOANE      PAT THOMAS          TRAINING DEVICES, INC.
--------------------------------         -------------------------------
TITLE  EXEC DIR      PRESIDENT           BY:
--------------------------------         -------------------------------
                                            RON ELLINGTON, CEO

                                         BY:
                                         -------------------------------
                                            BRUCE BETSCHART, PRESIDENT

                                                             (Page 1 of 1)